US FOODS

KEEPING KITCHENS COOKING.™

Confit de Canard

Q3 2015 Performance Update A Taste of What’s Cooking at US Foods November 2015 Exhibit 99.1

While the information provided herein is believed to be accurate and reliable, US Foods, Inc. (the “Company”) does not make any
representations or warranties, express or implied, as to the accuracy or completeness of such information or as to future results.   No
representation
or
warranty
is
made
that
any
of
the
projections
presented
herein
will
be
realized.
This
information
should
be
read
in
conjunction
with the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
Forward-looking statements notice
This
presentation
and
related
comments
by
our
management
may
include
“forward-looking
statements”
made
under
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
as
amended.
Our
use
of
the
words
“expect,”
“anticipate,”
“possible,”
“potential,”
“target,”
“believe,”
“commit,”
“intend,”
“continue,”
“may,”
“would,”
“could,”
“should,”
“project,”
“projected,”
“positioned”
or
similar
expressions
is
intended
to
identify
forward-looking
statements
that
represent
our
current
judgment
about
possible
future
events.
We
believe
these
judgments
are
reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety
of
important
factors.
Among
other
items,
such
factors
might
include:
our
ability
to
remain
profitable
during
times
of
cost
inflation,
cost
deflation or commodity volatility; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines
in
the
consumption
of
food
prepared
away
from
home,
including
as
a
result
of
changes
in
the
economy
or
other
factors
affecting
consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with group purchasing organizations; our ability to increase sales to independent restaurant customers; changes in industry pricing practices;
changes in cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, safety, food safety, transportation, labor and employment laws and regulations, and changes in existing laws or regulations; a cyber-security incident,
technology
disruptions
and
our
ability
to
implement
new
technologies;
liability
claims
relating
to
products
that
we
distribute;
our
ability
to
maintain a good reputation; costs and risks associated with litigation or governmental investigations; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur
substantially
more
debt,
restrictions
and
limitations
placed
on
us
by
our
debt
agreements
and
increases
in
interest
rates;
and
the
termination
of
the
proposed
acquisition
of
the
Company
by
Sysco
Corporation
(“Sysco”),
including
risks
to
our
relationships
with
customers,
vendors and employees.  Additional information regarding these factors is contained in our filings with the Securities and Exchange
Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
All forward-looking statements speak only as of the date they were made. We do not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Non-GAAP financial measures
This presentation contains unaudited financial measures which are not required by, or presented in accordance with, accounting principals generally accepted in the United States of America (“GAAP”), including EBITDA, Adjusted EBITDA, Consolidated EBITDA, Debt Coverage
Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing our performance. Our management uses these non-GAAP financial measures to evaluate our historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, we believe these non-GAAP financial measures are useful in allowing for a better understanding of our core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under GAAP, and there are limitations associated with their use. The calculation of these non-GAAP financial measures may not be completely comparable to similarly
titled
measures
of
other
companies
due
to
potential
differences
between
companies
in
their
method
of
calculation.
As
a
result,
the
use
of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as net income. Due to these limitations, these non-GAAP financial measures are used as a supplement to GAAP measures and should not be considered as a substitute for net income (loss) from continuing operations, operating profit or any other performance measures derived in accordance with GAAP, nor are they a substitute for cash flow from operating activities as a measure of our liquidity.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in our business and believes this
information
is
also
helpful
to
investors.
We
use
Adjusted
EBITDA
in
these
EBITDA-related
margin
measures
because
we
believe
our
investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors.
Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus on year-over-year changes in our leverage and believes this information is also helpful to investors. We caution investors that these non-GAAP financial measures presented also are intended to supplement our GAAP results and are not a substitute for such results and may differ from the non-GAAP measures used by other companies.
Please see the Appendix for a reconciliation of the differences between the non-GAAP financial measures to the most directly comparable
GAAP financial measures.

Agenda • Business Highlights • Financial Update • Closing Comments • Appendix 3

Business Highlights
•
US Foods Act II
•
‘We’re Just Taking Off’ brand re-launch and marketing campaign
•
Q3 Performance Highlights
•
Unit volume decreased (0.6%) due to low margin chain business exits
•
Sales decreased (1.9%) due to the volume decrease and deflation
•
Adjusted
EBITDA
was
$225
million
1
•
Net Income was $36 million
•
Business Focus Areas
•
Doubling down on differentiation –
Great Food. Made Easy.
•
Volume Growth
•
Margin Improvement
•
Responsible cost management
Note:
(1)  Reconciliation of this non-GAAP measure is provided in the Appendix.

Agenda • Business Highlights • Financial Update • Closing Comments • Appendix 5

Q3 Financial Performance
Notes:
(1)  Reconciliations of these non-GAAP measures are provided in the Appendix.
(2)  Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
6
$ IN MILLIONS
Q3 2015
Q3 2014
B/(W) Y-O-Y CHANGE
NET SALES
$5,796
$5,911
(1.9%)
GROSS PROFIT
$1,013
$961
+$52
ADJUSTED GROSS PROFIT
1
$993
$981
+$12
% OF NET SALES
17.1%
16.6%
+52 bps
OPERATING EXPENSES
$940
$904
($36)
ADJUSTED OPERATING EXPENSES
1
$768
$762
($6)
% OF NET SALES
13.2%
12.9%
(36) bps
NET INCOME (LOSS)
$36
($37)
+$73
ADJUSTED EBITDA
1
$225
$220
+$6
ADJUSTED EBITDA MARGIN
2
3.9%
3.7%
+16 bps

Q3 Last Twelve Month Financial Performance
Notes:
(1)  Reconciliations of these non-GAAP measures are provided in the appendix.
(2)  Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
(3)  Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS
Q3 2015
Q3 2014
B/(W) Y-O-Y CHANGE
NET SALES
$22,946
$22,813
+0.6%
GROSS PROFIT
$3,913
$3,792
+$121
ADJUSTED
GROSS
PROFIT
1
$3,862
$3,866
($4)
% OF NET SALES
16.8%
16.9%
(12) bps
OPERATING EXPENSES
$3,675
$3,545
($130)
ADJUSTED
OPERATING
EXPENSES
1
$3,002
$2,994
($8)
% OF NET SALES
13.1%
13.1%
+4 bps
NET LOSS
($36)
($121)
+$84
ADJUSTED EBITDA
1
$860
$872
($12)
ADJUSTED EBITDA MARGIN
2
3.7%
3.8%
(7) bps
CONSOLIDATED EBITDA
3
$910
CONSOLIDATED EBITDA MARGIN
2
4.0%

Cash Flow
Notes:
(1)
(2)
Individual components may not add to total presented due to rounding.
8
$ IN MILLIONS
Q4 2014
Q1 2015
Q2 2015
Q3 2015
LTM
Cash from Operating Activities
$99
$102
$164
$20
$384
Cash used by Investing Activities
Capital
Expenditures
1
($42)
($57)
($54)
($31)
($184)
Other
Investing
Activities,
net
2
$5
($8)
($8)
-
($11)
Cash
used
by
Financing
Activities
2
($64)
($3)
($6)
($64)
($136)
Net Cash Change
($1)
$34
$96
($75)
$54
Beginning Cash
$345
$344
$378
$473
$345
Ending Cash
$344
$378
$473
$398
$398
LTM Capital Expenditures does not include $58 million of fleet investment financed by capital leases.
LTM Other, net includes proceeds from the sale of PP&E of $9 million, insurance proceeds related to PP&E of $5 million, less $22 million for  the purchase of industrial revenue bonds.  The outflow for the purchase of industrial revenue bonds is offset by a $22 million cash inflow in financing activities.

Capital Structure & Credit Statistics
Notes:
(1)  On October 20, 2015 the ABL Facility was amended to increase the maximum available borrowing $200 million to $1,300 million and to extend the maturity date to
October
20,
2020
subject
to
the
maturities
of
our
Term
Loan
and
Senior
Notes
in
2019.
The
earliest
possible
maturity
date
is
December
31,
2018.
(2)  On October 19, 2015 the 2012 ABS Facility was amended to extend the maturity date to September 30, 2018.
(3)  Total Debt as of September 26, 2015 of $4,724 million excludes $12 million of unamortized premium on the Senior Notes.
(4)  Debt Coverage Ratio equals Net Debt divided by LTM Consolidated EBITDA .
(5)
Interest
Coverage
Ratio
equals
LTM
Consolidated
EBITDA
divided
by
LTM
Interest
Expense
-
Net.
1.3x
3.2x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
9/26/2015
Credit Statistics
Debt Coverage
Interest Coverage
Ratio
4
Ratio
5
8.2x
4.7x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
9/26/2015
9
Debt /LTM
As of
Consolidated
$ IN MILLIONS
9/26/2015
EBITDA
ABL Facility (2018)
1
$0
ABS Facility (2018)
2
$586
CMBS Facility (2017)
$472
Term Loan (2019)
$2,058
Obligations Under Capital Leases
$227
Other Debt (2018 -
2031)
$32
Total Senior Secured Debt
$3,376
3.7x
Senior Notes (2019)
$1,348
Total Debt
3
$4,724
5.2x
Less: Restricted Cash
($6)
Less: Cash and Cash Equivalents
($398)
Net Debt
$4,320
4.7x

We have $1.3 billion of available liquidity
Notes:
(1)  On October 20, 2015 the ABL Facility was amended to increase the maximum available borrowing $200 million to $1,300 million and to extend the maturity date to
October
20,
2020
subject
to
the
maturities
of
our
Term
Loan
and
Senior
Notes
in
2019.
The
earliest
possible
maturity
date
is
December
31,
2018.
(2)  On October 19, 2015 the 2012 ABS Facility was amended to extend the maturity date to September 30, 2018.
10
As of
$ IN MILLIONS
9/26/2015
Borrowing Availability:
ABL Facility (2018)
1
$713
ABS Facility (2018)
2
$141
Total Cash & Equivalents
$398
Total Cash and Borrowing Availability
$1,252

Agenda • Business Highlights • Financial Update • Closing Comments • Appendix 11

Non-GAAP Reconciliation -
Adjusted EBITDA
Notes:
(1)
Consists
of
management
fees
paid
to
Clayton,
Dubilier
&
Rice,
Inc.
and
Kohlberg
Kravis
Roberts
&
Co.
(collectively,
the
“Sponsors”).
(2)
Consists primarily of facility related closing costs, including severance and related costs, asset impairment charges, organizational realignment costs, and estimated multiemployer pension withdrawal liabilities.
(3)
Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(4)
Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(5)
Consists primarily of costs related to significant process and systems redesign.
(6)
Consists of direct and incremental costs related to the terminated Sysco acquisition.
(7)
Other includes restructuring  gains, losses or charges, as specified under the Company’s debt agreements.  The Q3 2015 period includes $9 million of brand re-
launch and marketing costs, offset by a net insurance recovery gain of $9 million . The 2015 LTM period includes a $16 million legal settlement charge and $9 million of brand re-launch and marketing costs, offset by a net insurance recovery gain of $11 million.
Individual components may not add to total presented due to rounding.
12
LTM
(In millions)
Sept 26, 2015
Sept 27, 2014
Sept 26, 2015
Sept 27, 2014
Net income (loss)
36
$
(37)
$
(36)
$
(121)
$
Interest expense, net
70
71
281
292
Income tax (benefit) provision
(33)
23
(7)
76
Depreciation and amortization expense
102
105
401
411
EBITDA
175
162
639
658
Adjustments:
Sponsor
fees
1
3
3
10
10
Restructuring
and
asset
impairment
charges
2
29
-
82
3
Share-based
compensation
expense
3
3
3
11
8
Net LIFO reserve change
(20)
21
(51)
74
Pension
settlement
4
-
-
2
2
Business
transformation
costs
5
11
14
45
57
Acquisition
related
costs
6
22
7
102
31
Other
7
2
10
20
29
Adjusted EBITDA
225
$
220
$
860
$

$
Quarter Ended

Non-GAAP Reconciliation -
Adjusted Gross Profit
and Adjusted Operating Expenses
Notes:
(1)
Consists
of
management
fees
paid
to
Clayton,
Dubilier
&
Rice,
Inc.
and
Kohlberg
Kravis
Roberts
&
Co.
(collectively,
the
“Sponsors”).
(2)
Consists primarily of facility related closing costs, including severance and related costs, asset impairment charges, organizational realignment costs, and estimated multiemployer pension withdrawal liabilities.
(3)
Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(4)
Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(5)
Consists primarily of costs related to significant process and systems redesign.
(6)
Consists of direct and incremental costs related to the terminated Sysco acquisition.
(7)
Other includes restructuring  gains, losses or charges, as specified under the Company’s debt agreements.  The Q3 2015 period includes $9 million of brand re-
launch and marketing costs, offset by a net insurance recovery gain of $9 million . The 2015 LTM period includes a $16 million legal settlement charge and $9 million of brand re-launch and marketing costs, offset by a net insurance recovery gain of $11 million.
Individual components may not add to total presented due to rounding.
13
LTM
(In millions)
Sept 26, 2015
Sept 27, 2014
Sept 26, 2015
Sept 27, 2014
Net sales
5,796
$
5,911
$
22,946
$
22,813
$
Gross Profit
1,013
$
961
$
3,913
$
3,792
$
Net LIFO reserve change
(20)
21
(51)
74
Adjusted Gross Profit
993
$
981
$
3,862
$
3,866
$
Operating Expenses
940
$
904
$
3,675
$
3,545
$
Adjustments:
Depreciation and amortization expense
(102)
(105)
(401)
(411)
Sponsor
fees
1
(3)
(3)
(10)
(10)
(29)
-
(82)
(3)
(3)
(3)
(11)
(8)
Pension
settlement
4
-
-
(2)
(2)
(11)
(14)
(45)
(57)
Acquisition
related
costs
6
(22)
(7)
(102)
(31)
Other
7
(2)
(10)
(20)
(29)
Adjusted Operating Expenses
768
$
762
$
3,002
$
2,994
$
Quarter Ended
Restructuring and asset impairment charges
Share-based compensation expense
Business transformation costs
5
3
2